Exhibit 10.1
                              LIFECELL CORPORATION
                                 PAUL M. FRISON
                                    AGREEMENT
                                    ---------


     This Agreement (this "Agreement") is made effective for all purposes and in all respects as of August 19, 1998, by and between LifeCell Corporation, a Delaware corporation (the "Company"), and Paul M. Frison (the "Executive").

     WHEREAS, the Executive has served the Company as its chief executive officer since May 1986;

     WHEREAS, both the Company and the Executive have determined that it is in the Company's best interest to effect an executive succession plan in respect of the executive services rendered by the Executive;

     WHEREAS, the Executive's knowledge, expertise, experience and skills are valuable to the Company and will continue to be so upon and after the date (the "Successor Effective Date") on which the first successor to the Executive (the "Successor") has been elected President and Chief Executive Officer of the Company by the Board of Directors of the Company (the "Board") and has assumed such offices;

     NOW, THEREFORE, in view of the foregoing, and in recognition of the Executive's valuable contributions to the success of the Company, the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive, intending legally to be bound, agree as follows:

     1.     Term.  Subject  to the specific provisions for termination set forth
            ----
herein, the term of this Agreement shall be for the period beginning on the date hereof and ending on the later of (i) the last day of the calendar month in which occurs the fourth anniversary of the Successor Effective Date, or (ii) October 31, 2002. This Agreement shall terminate upon the occurrence of an event specified in Section 8, or upon payment of all amounts due hereunder after the death of the Executive. The Executive shall be employed by the Company in accordance with the provisions hereof during the period beginning on the date hereof and ending on the date the Agreement terminates under the preceding provisions of this Section 1 (the "Term"). The Term shall consist of two periods, the Initial Period and the Subsequent Period. The Initial Period shall commence on the date hereof and terminate on the last day of the calendar month in which occurs the second anniversary of the Successor Effective Date. The Subsequent Period shall commence on the date immediately succeeding the date of expiration of the Initial Period and terminate on the date of expiration of the Term.

     2.     Nature of Relationship. During the Term,  the  Executive shall be an
            ------------------------
employee of, rather than an independent contractor with respect to, the Company.

     3.     Duties  of  Executive.
            ---------------------

           (a)     Prior to Successor Effective Date.  Prior  to  the  Successor
                   ---------------------------------
Effective Date, the Executive shall continue to serve the Company as Chairman of the Board, President and Chief Executive Officer and shall perform all the proper duties, functions and authorities of those offices.

           (b)     Upon  Successor Effective Date. Commencing  on the  Successor
                   ------------------------------
Effective Date, the Executive will serve as an employee of the Company in such advisory capacities as reasonably may be designated by the Board from time to time during the remainder of the Term, and shall render such advisory services as are reasonably consistent with such capacities.

           (c)     Other Activities. Notwithstanding the provisions of this
                    ----------------
Section 3 or any other provisions hereof, it is understood that commencing on the Successor Effective Date, the Executive may engage in such activities on such terms and conditions for such other person as the Executive in his sole discretion shall desire so long as such activities do not interfere materially with or detract materially from the Executive's performance of his duties hereunder. Notwithstanding the immediately preceding sentence, during the Term the Executive may not engage in any activities for Advanced Tissue Sciences, Inc., Genzyme Corporation, Organogenesis, Inc, Ortec International, Inc. or any other company that currently or in the future is engaged in any manner in any business relating to tissue regeneration products.

     4.     Compensation  During  the  Initial Period.  For all the duties to be
            -----------------------------------------
performed by the Executive hereunder during the portion of the Initial Period commencing on the date hereof and terminating on the Successor Effective Date, the Executive shall receive a base salary at an annual rate of $250,000 during the duration of such portion of the Initial Period, which monthly amount of such base salary currently is and shall continue to be $20,833.33. For all the duties to be performed by the Executive during the portion of the Initial period commencing on the first day succeeding the Successor Effective Date and terminating on the date of expiration of the Initial Period, the Executive shall receive a base salary at an annual rate of $238,000 during the duration of such portion of the Initial Period, which monthly amount of such base salary shall be $19,833.33. Such base salaries shall be payable to the Executive in installments in accordance with the Company's policy for the payment of executive salaries as in effect from time to time during the Initial Period.

     5.     Benefits  During  the  Initial  Period.
            --------------------------------------

            During  the  Initial  Period:

           (a)     Disability  Coverage.  The  Executive  shall  continue  to
                   --------------------
participate in any disability program maintained by the Company in which he is a participant on the date hereof and shall be eligible to participate in any other disability program generally offered to other executive employees of the Company from time to time after the date hereof, or, in the event and to the extent such participation is not permitted pursuant to the terms thereof, the Company shall provide the Executive with substantially the same benefits thereof, to the extent that the Executive continues to contribute to the cost thereof to the same extent that such contribution is required of the other executive officers of the Company, until the first to occur of the following: (i) the date on which coverage ceases under the terms of the program as a result of the Executive's failure to make timely contributions or premium payments required under the program, (ii) the date on which the disability program is terminated without the establishment of a successor disability program or (iii) the expiration of the Initial Period.

           (b)    Group Life and AD&D Insurance. The Executive shall continue to
                  -----------------------------
participate in any group life and accidental death and dismemberment insurance program maintained by the Company in which he is a participant on the date hereof and shall be eligible to participate in any other group life and dismemberment insurance program generally offered to other executive employees of the Company from time to time after the date hereof, or, in the event and to the extent such participation is not permitted pursuant to the terms thereof, the Company shall provide the Executive with substantially the same benefits thereof, to the extent that the Executive continues to contribute to the cost thereof to the same extent that such contribution is required of the other executive officers of the Company, until the first to occur of the following:
(i) the date on which coverage ceases under the terms of the program as a result of the Executive's failure to make timely contributions or premium payments required under the program, (ii) the date on which the program is terminated without the establishment of a successor group life insurance program or (iii) the expiration of the Initial Period.

           (c)     Medical, Vision and Dental Benefits. The  Executive  and  his
                   -----------------------------------
eligible dependents shall continue to participate in any medical, vision and dental benefit program maintained by the Company under which they are covered on the date hereof and shall be eligible to participate in any other medical, vision or dental benefit program generally offered to other executive employees of the Company from time to time after the date hereof, or, in the event and to the extent such participation is not permitted pursuant to the terms thereof, the Company shall provide the Executive with substantially the same benefits thereof, to the extent that the Executive continues to contribute to the cost thereof to the same extent that such contribution is required of the other executive officers of the Company, until the first to occur of the following:
(i) the date on which coverage ceases under the terms of a program as a result of the Executive's failure to make timely contributions or premium payments required under the program, (ii) the date on which a program is terminated without the maintenance of any successor program or (iii) the later to occur of
(A) April 1, 2002, and (B) the expiration of the Initial Period, and, in addition, upon the expiration of such coverage under any such medical, vision or dental benefit program, the Executive and his eligible dependents will have the right to continue coverage under the program to the extent required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

           (d)     Personal  Life  Insurance Plan. The Company shall, at its own
                   ------------------------------
expense,continue in force the Executive's personal life insurance policies, the expenses of which are currently borne by the Company, until the expiration of the Initial Period, provided, however, that in the event the aggregate annual expenses incurred by the Company in any calendar year during the Term to continue such policies in force exceed $6,000, and the Company notifies the Executive on or before the January 15 immediately following any such calendar year of the amount of any such excess, the Company shall not be obligated to continue such policies in force unless the Executive reimburses to the Company the amount of any such excess on or before the January 31 immediately following any such calendar year.

           (e)     Vacation.  The  Executive  shall  continue to  ccrue vacation
                   --------
benefitsin accordance with the terms of the Company's vacation policy in effect on the date hereof and as such policy may be changed from time to time thereafter by the Company, until the Successor Effective Date.

           (f)     Section 401(k)  Plan.  At  the  Executive's  option,  he  may
                   --------------------
continue to participate in the Company's qualified cash or deferred arrangement described in section 401(k) of the Internal Revenue Code of 1986, as amended, in accordance with the terms of such plan, until the expiration of the Initial Period.

           (g)     Stock  Purchase  Plan.  The Executive  shall be  eligible  to
                   ---------------------
participate in the LifeCell Corporation Employee Stock Purchase Plan to the extent that he satisfies the eligibility requirements of that plan, until the expiration of the Initial Period.

           (h)     Equivalent  Participation. The terms  and conditions  of  the
                   -------------------------
Executive's participation in the benefit programs specified in this Section 5 shall be substantially equivalent to the terms and conditions of participation in such programs by other executives of the Company.

           (i)     Life Insurance Policy Purchase Option. Upon expiration of the
                   --------------------------------------
Initial Period, the Executive shall have the option to acquire any life insurance policies on his life upon payment to the Company of the cash surrender value, if any, of such policies.

     6.     Compensation and Benefits During the Subsequent Period.  For all the
            ------------------------------------------------------
duties to be performed by the Executive hereunder during the Subsequent Period, the Executive shall receive a base salary at an annual rate of $12,000 during the duration of the Term. The monthly amount of such base salary shall be $1,000. Such base salary shall be payable to the Executive in installments in accordance with the Company's policy for the payment of executive salaries as in effect from time to time during the Subsequent Period. During the Subsequent Period, the Executive shall not be entitled to participate in any bonus or other benefit program maintained by the Company, other than (a) in respect of any stock options held by the Executive on the date hereof, (b) pursuant to the provisions of Section 5(c)(iii) hereof or (c) pursuant to any program in which the participation of the Executive is required pursuant to applicable law or the terms of such program and may not be declined or waived by the Executive.

     7.     Miscellaneous  Provisions  Regarding  Duties,  Compensation  and
            ----------------------------------------------------------------
Benefits.
--------
           (a)     Service  on  Board of Directors.  The Company  shall take all
                   -------------------------------
efforts reasonably within its control to cause the Executive to remain a member of the Board and the Chairman of the Board of Directors until the annual meeting of stockholders of the Company held in 1999, subject to any actions taken or not taken by any person in respect of compliance with any applicable fiduciary duties.

           (b)     Performance Bonus. Irrespective of the date of the occurrence
                   ------------------
of the Successor Effective Date, the Company shall pay the Executive a cash bonus in accordance with the provisions of the Company's 1998 incentive bonus program in the amount equal to the amount that would have been paid to him under such program had he remained the President and Chief Executive Officer of the Company through December 31, 1998.

           (c)     Stock  Options.  The  Executive  currently  holds the  stock
                   --------------
options described  on Annex A hereto represented by the stock option  agreements
                      -------
attached as  Attachments  1  through  6  thereto.
             --------------           -

          (d)      Expenses. The  Executive  shall  be  reimbursed  for  his
                   --------
reasonable business and travel expenses in accordance with the general reimbursement policy of the Company then in effect with respect to its executives and as such policy may be changed from time to time thereafter by the Company, until the expiration of the Term, provided that the expenses are incurred in connection with the performance of services by the Executive specifically requested by the Board, and the Executive has submitted to the Company on a timely basis such documentation as may be necessary to substantiate such expenses and the business purpose thereof.

           (e)     Deductions. All compensation of any nature whatsoever payable
                   ----------
to the Executive hereunder shall be subject to deductions by the Company for applicable social security taxes, federal, state and municipal taxes and other charges as may now be in effect but which may hereinafter be enacted or required with respect to compensation paid to an employee.

           (f)     Legal  Status.  The  parties  acknowledge  that  the  Company
                   -------------
makes no representation or warranty with respect to the status of the compensation paid or benefits provided to Executive hereunder under any applicable tax or other laws or regulations.

     8.     Termination for Cause.  Upon an Event of Termination for Cause, this
            ---------------------
Agreement shall terminate and the Company will pay to the Executive and provide to the Executive only the compensation and benefits provided for herein earned and due but unpaid through the date of such termination. An "Event of Termination for Cause" shall have occurred if (a) the Executive has been convicted by a court of competent jurisdiction of a crime involving moral turpitude, including but not limited to fraud, theft, embezzlement or any crime that results in or is intended to result in personal enrichment at the expense of the Company or (b) the Executive has committed acts amounting to gross negligence or willful misconduct to the material detriment of the Company. Whether an Event of Termination for Cause has occurred shall be determined by an independent arbitrator under the rules of the American Arbitration Association.

     9.     Severability.  If any provision of this Agreement shall be held by a
            ------------
court of competent jurisdiction invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect. If any provision is held by a court of competent jurisdiction invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

     10.     Inurement. This Agreement shall be binding upon, and shall inure to
             ---------
the benefit of, the Company and the Executive and their respective heirs, personal and legal representatives, successors and assigns. With respect to and not in limitation of the provisions of the immediately preceding sentence, it is understood that in the event of the death of the Executive during the Term, all amounts that would have become payable thereafter to the Executive pursuant to
Section 4, 6, 7(b) and 7(d) hereof had he survived to the end of the Term and performed all services required hereunder shall become immediately due and payable to the Executive's heirs and personal and legal representatives.

     11.     Governing  Law.  This  Agreement  and the rights and obligations of
             --------------
the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas and, to the extent controlling, applicable federal laws of the United States of America.

     12.     Notices.  Any notice required to be given shall be sufficient if it
             -------
is in writing, hand delivered or sent by certified or registered mail, return receipt requested, first-class postage prepaid, in the case of the Executive, to his residence at the address set forth on the signature page hereof or such other address of which the Executive may hereafter notify the Company, and, in the case of the Company, to the office address of the Chief Financial Officer of the Company set forth on the signature page hereof or such other address of which the Company may hereafter notify the Executive.

     13.     Entire  Agreement.  Except  as  specified  herein,  this  Agreement
             -----------------
contains the entire agreement and understanding by and between the Company and the Executive with respect to the subject matter hereof, and supersedes all other representations, promises, agreements, understandings or negotiations between the parties regarding the subject matter hereof, whether written or oral, not contained herein, including without limitation thereto, that certain Agreement dated as of July 1, 1997, between the Company and the Executive. Notwithstanding the foregoing, nothing in this Agreement shall supersede the Confidentiality, Inventions and Discoveries and Non-Competition Agreement, dated as of January 25, 1992, between the Company and the Executive, which agreement the Company and the Executive hereby acknowledge, confirm and agree is in full force and effect.

     14.     Amendments  and  Waivers.  No  change  or  modification  of  this
             ------------------------
Agreement shall be valid or binding unless it is in writing and duly executed by both parties hereto. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party to be charged thereby. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time or at any other time.

     15.     Assignments.  This  Agreement is a personal services contract.  The
             -----------
rights and obligations of the Executive hereunder may not be sold, transferred, delegated, assigned, pledged or hypothecated and any attempted assignment, transfer or sale shall be void.

     16.     Captions.  The  captions of the various sections and subsections of
             --------
this Agreement have been inserted only for purposes of convenience and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                                  "Company":
                                  ---------

                                  LIFECELL  CORPORATION



                                  By  /s/  Michael  E.  Cahr
                                  ------------------------
                                  Michael  E.  Cahr,  Chairman  of  the
                                  Compensation  Committee  of  the
                                  Board  of  Directors



                                  By  /s/  J.  Donald  Payne
                                  ----------------------
                                  J.  Donald  Payne
                                  Vice President and Chief Financial  Officer

                                  3606  Research  Forest  Drive
                                  The  Woodlands,  Texas  77381

                                  "Executive":
                                  ---------


                                  By  /s/  Paul  M.  Frison
                                  ---------------------
                                  Paul  M.  Frison

                                  102  North  Wynden  Estates  Court
                                  Houston,  Texas  77056

                              LIFECELL CORPORATION
               SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

     This stock option agreement amends and restates in its entirety that certain stock option agreement dated June 8,1994 by and between LifeCell Corporation (the "Company") and Paul M. Frison.

     Under the terms and conditions of the Second Amended and Restated 1992 Stock Option Plan (the "Plan"), a copy of which is attached hereto and incorporated herein by reference, LifeCell Corporation hereby grants Paul M. Frison (the "Optionee") the option to purchase 38,319 shares of the Company's Common Stock, $.001 par value, at the price of $3.00 per share, subject to adjustment as provided in the Plan.
This option shall be for a term commencing on the date hereof and ending June 7, 2004 unless sooner terminated by reason of your termination of employment, as provided in the Plan.

This  option  shall  be  exercisable  at  the  rate and in the following manner:

                     Vesting  Date     Vesting  Percentage
                     -------------     -------------------

                     June 8, 1995              25%
                     June 8, 1996              50%
                     June 8, 1997              75%
                     June 8, 1998             100%

     This option is an incentive stock option which is intended to be governed by Section 422 of the Internal Revenue Code of 1986, as amended.

     The Optionee hereby accepts and agrees to be bound by all the terms and conditions of the Plan which pertain to incentive stock options granted under the Plan.

     Granted  the  8th  day  of  June,  1994.

                                  "Company"
                                  ---------

                                  LIFECELL  CORPORATION

                                  By  /s/  Stephen  A.  Livesey
                                  -------------------------
                                  Stephen  A.  Livesey,  M.D.,  Ph.D.
                                  Executive  Vice  President  and
                                  Chief  Scientific  Officer
ACCEPTED:

"Optionee"


/s/  Paul  M.  Frison
---------------------
Paul  M  Frison

Date  /d/  June  21,  1994
      --------------------

                              LIFECELL CORPORATION
               SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

     This stock option dated as of December 13, 1995, is by and between LifeCell Corporation and Paul M. Frison.

Under the terms and conditions of the Second Amended and Restated 1992 Stock Option
Plan  (the  "Plan"),  a  copy  of  which  is  attached  hereto  as Exhibit A and
                                                                   ---------
incorporated  herein  by
reference, the Company hereby grants to Paul M. Frison (the "Optionee") in the substitution for those certain options set forth in Exhibit B hereto the previously granted under
                                   ---------
the  Plan  (the  "prior
Options") the option to purchase 57,008 shares of the Company's Common Stock, $.001 par value per share, at the price of $2.50 per share, subject to adjustment as provided in the Plan (the
"Option").

     The Option shall be for a term commencing on the date hereof and ending December 12, 2005, unless sooner terminated by reason of your termination of employment, as provided in the Plan.

The  Option  shall  be  exercisable  at  the  rate  and in the following manner:

                     Vesting  Date     Vesting  Percentage

                     December 13, 1995         50%
                     June  4, 1996             75%
                     June  4, 1997            100%

     The Optionee agrees that upon execution of this Option Agreement by the Company and the Optionee, the Prior Options shall terminate and the Optionee will surrender to the Company for cancellation the stock option agreement or agreements evidencing the Prior Options.

     The Option is an incentive stock option which is intended to be governed by
Section  422  of  the  Internal  Revenue  Code  of  1986,  as  amended.

     The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of the Plan which pertain to incentive stock options granted under the Plan.

     Granted  the  13th  day  of  December,  1995.

                                  "Company"

                                  LifeCell  Corporation

                                  By  /s/  Stephen  A.  Livesey
                                  -------------------------
                                  Stephen  A.  Livesey
                                  EVP  &  Chief  Scientific  Officer
ACCEPTED:

"Optionee"

By  /s/  Paul  M.  Frison     /d/  January  17,  1996
    -------------------------------------------------
     Paul  M.  Frison                            Date

                              LIFECELL CORPORATION
               SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

     This stock option dated as of December 13, 1995, is by and between LifeCell Corporation (the "Company") and Paul M. Frison. (This stock option agreement is a corrected version of the original stock option agreement dated December 13,1995)

     Under the terms and conditions of the Second Amended and Restated 1992 Stock Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit A and incorporated herein by reference, the Company hereby grants to Paul M. Frison (the "Optionee") in the substitution for those certain options set forth in Exhibit B hereto the previously granted under the Plan (the "Prior Options") the option to purchase 17,992 shares of the Company's Common Stock, $.001 par value per share, at the price of $2.50 Per share, subject to adjustment as provided in the Plan (the "Option").

     The Option shall be for a term commencing on the date hereof and ending December 12, 2005, unless sooner terminated by reason of your termination of employment, as provided in the Plan.

    The Option shall be  exercisable at  the  rate  and in the following manner:

                     Vesting  Date     Vesting  Percentage

                     December 13, 1995         50%
                     June  4, 1996             75%
                     June  4, 1997            100%

     The Optionee agrees that upon execution of this Option Agreement by the company and the Optionee, the Prior Options shall terminate and the Optionee will surrender to the Company for cancellation the stock option agreement or agreements evidencing the Prior Options.

     The Option is a non-incentive stock option which is not intended to be governed by Section 422 of the Internal Revenue Code of 1986, as amended.

     The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of the Plan which pertain to the incentive stock options granted under the Plan.

     Granted  the  13th  day  of  December,  1995.

                                  "Company"
                                  LifeCell  Corporation

                                  By  /s/  Stephen  A.  Livesey
                                  -------------------------
                                  Stephen  A.  Livesey
                                  Executive  Vice  President  and
                                  Chief  Science  Officer
ACCEPTED:

"Optionee"

By  /s/  Paul  M.  Frison
    --------------------------------
         Paul  M.  Frison       Date

                              LIFECELL CORPORATION
         SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN, AS AMENDED
                        INCENTIVE STOCK OPTION AGREEMENT

     This stock option dated as of August 16, 1996, is by and between LifeCell Corporation (the "Company") and Paul M. Frison.

     Under the terms and conditions of the Second Amended and Restated 1992 Stock Option Plan, as amended, (the "Plan") a copy of which is attached hereto and incorporated herein by reference, LifeCell Corporation hereby grants Paul M. Frison (the "Optionee") the option to purchase 28,504 shares of the Company's Common Stock, $.001 par value, at the price of $3.75 per share, subject to adjustment as provided in the Plan.

     This option shall be for a term commencing on the date hereof and ending August 15, 2006, unless sooner terminated by reason of your termination of employment, as provided in the Plan.

This  option  shall  be  exercisable  at  the  rate and in the following manner:

                     Vesting  Date     Vesting  Percentage
                     -------------     -------------------

                     August 16, 1997           33%
                     August 16, 1998           66%
                     August 16, 1999          100%

     This option is an incentive stock option which is intended to be governed by Section 422 of the Internal Revenue Code of 1986, as amended.

     The Optionee hereby accepts and agrees to be bound by all the terms and conditions of the Plan which pertain to incentive stock options granted under the Plan.

     Granted  the  16th  day  of  August,  1996.

                                  "Company"
                                  ---------

                                  LIFECELL  CORPORATION
                                  By  /s/  Stephen  A.  Livesey
                                  -------------------------
                                  Stephen  A.  Livesey
                                  Executive  Vice  President
                                  Chief  Scientific  Officer
ACCEPTED:

"Optionee"

/s/  Paul  M.  Frison          /d/  September  26,  1996
---------------------          -------------------------
     Paul  M.  Frison               Date

                              LIFECELL CORPORATION
               SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT

     This stock option dated as of August 16, 1996, is by and between LifeCell Corporation (the "Company") and Paul M. Frison. (This stock option agreement is a corrected version of the original stock option agreement dated August 16,
1996)

     Under the terms and conditions of the Second Amended and Restated 1992 Stock Option Plan, as amended, (the "Plan"), a copy of which is attached hereto and incorporated herein by reference, the Company hereby grants to Paul M. Frison (the "Optionee") the option to purchase 136,496 shares of the Company's Common Stock, $.001 par value per share, at the price of $3.75 per share, subject to adjustment as provided in the Plan (the "Option").

     The Option shall be for a term commencing on the date hereof and ending August 15, 2006, unless sooner terminated by reason of your termination of employment, as provided in the Plan.

The  Option  shall  be  exercisable  at  the  rate  and in the following manner.

                     Vesting  Date     Vesting  Percentage

                     August 16, 1997           33%
                     August 16, 1998           66%
                     August 16, 1999          100%

     The Option is a non-incentive stock option which is not intended to be governed by Section 422 of the Internal Revenue Code of 1986, as amended.

     The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of the Plan which pertain to the incentive stock options granted under the Plan.

     Granted  the  16th  day  of  August,  1996.
                                  "Company"

                                  LifeCell  Corporation

                                  By  /s/  Stephen  A.  Livesey
                                  -------------------------
                                  Stephen  A.  Livesey
                                  Executive  Vice  President  and
                                  Chief  Science  Officer
ACCEPTED:

"Optionee"

By  /s/  Paul  M.  Frison
    -------------------------------
         Paul  M.  Frison      Date